STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is made as of the 12th day of September, 2018, by and among each of the entities listed in Schedule 1 (each, a “Purchaser” and collectively, the “Purchasers”), and TPG VI Wolverine, LP, and TPG VI Wolverine Co-Invest, LP (each, a “Seller” and collectively, the “Sellers”).

WHEREAS, the Sellers wish to, severally and not jointly, transfer, assign, sell, convey and deliver to the Purchasers, and the Purchasers wish to, severally and not jointly, purchase from the Sellers, 1,200,000 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of Assurant, Inc. (the “Company”) at the price and on the terms and subject to the conditions set forth in this Agreement (the “Offering”); and

WHEREAS, the Company has an effective shelf registration statement on Form S-3 (File No. 333-222648) (the “Registration Statement”) and a prospectus supplement, dated September 12, 2018 pursuant to which the Offering is being made.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and for good and valuable consideration, each Purchaser, severally and not jointly, and each Seller, severally and not jointly, agree as follows:

1.                  Purchase and Sale of the Shares.

(a)                At the Closing (as defined below), and subject to the terms and conditions hereof, each of the Sellers, severally and not jointly, will transfer, assign, sell, convey and deliver to the Purchasers, the number of Shares set forth opposite such Seller’s name in Schedule 2, and each of the Purchasers, severally and not jointly, will purchase from the Sellers the number of Shares set forth opposite such Purchaser’s name in Schedule 1. In connection with such transfer, each of the Sellers will deliver the Shares to be sold by it to the Purchasers (as provided in Section 2(a), below). In exchange for the transfer of the Shares, each Purchaser, severally and not jointly, will pay the Sellers the aggregate amount set forth opposite such Purchaser’s name in Schedule 1 (the “Purchase Consideration”), in each case representing a per Share price of $101.10.

(b)               The closing of the Offering (the “Closing”) shall take place on September 18, 2018 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other time or place as the parties hereto shall mutually agree (the actual day of the Closing, the “Settlement Date”), subject to Section 5 below.

2.                  Deliveries at Closing.

(a)                At Closing, each of the Sellers shall, severally and not jointly, transfer or cause to be transferred to the Purchasers the number of Shares set forth opposite such Seller’s name in Schedule 2 in electronic form via book entry transfer to the accounts maintained by the Purchasers’ respective brokers at The Depository Trust Company (“DTC”) as set forth in Schedule 1, with such accompanying documentation as may be reasonably required by Computershare Inc., as transfer agent, to effect the transfer of such Shares, including, but not limited to, stock powers bearing an appropriate medallion signature guarantee.

(b)               At Closing, each Purchaser, severally and not jointly, shall deliver or cause to be delivered to the Sellers the Purchase Consideration set forth opposite such Purchaser’s name on Schedule 1 by wire transfer of immediately available funds to the accounts designated by the Sellers. For purposes of clarity, a Purchaser shall not be required to wire its Purchase Consideration until it (or its designated custodian per its delivery instructions) confirms receipt of its Shares.

3.                  Purchaser Representations. In purchasing the Shares, each Purchaser, severally and not jointly, acknowledges, represents and warrants to the Sellers on the date hereof and on the Settlement Date that:

(a)                Such Purchaser acknowledges receipt of the prospectus which forms a part of the Registration Statement relating to the Offering.

(b)               Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Purchaser has full and adequate right, power, capacity and authority to enter into, execute, deliver and perform this Agreement.

(c)                This Agreement has been duly authorized by such Purchaser, has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

(d)               The purchase of the Shares by such Purchaser hereunder will not conflict with, result in a breach or violation of, or constitute a default under, (i) any law applicable to such Purchaser, (ii) the charter documents of such Purchaser or (iii) the terms of any indenture or other agreement or instrument to which such Purchaser is a party or bound, or any judgment, order or decree applicable to such Purchaser of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Purchaser, except in the cases of (i) and (iii), for any such conflict, breach, violation or default that would not materially and adversely affect the purchase of the Shares and the consummation of the transactions contemplated herein; provided that no warranty is made with respect to the antifraud provisions of federal and state securities laws.

(e)                No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Purchaser of its purchase of the Shares hereunder.

(f)                Such Purchaser represents that it is and, immediately following its purchase of the Shares, will be a “passive investor” with respect to the Company as contemplated by Rule 13d-1(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and confirms that the Shares are not being acquired by it for the purpose of or with the effect of changing or influencing the control of the Company.

(g)                Such Purchaser is purchasing the Shares in the ordinary course of its business and has no arrangement with any person, directly or indirectly, to participate in the distribution of the Shares.

(h)               Except for the express representations and warranties contained in this Agreement, neither the Sellers, nor any of their respective affiliates, attorneys, accountants and financial and other advisors, has made any representations or warranties to such Purchaser.

4.                  Seller Representations. Each Seller, severally and not jointly, acknowledges, represents and warrants to the Purchasers on the date hereof and on the Settlement Date that:

(a)                Such Seller is a limited partnership and is validly existing under the laws of the Cayman Islands. Such Seller has full and adequate right, power, capacity and authority to enter into, execute, deliver and perform this Agreement. Each Seller that has entered into a Power of Attorney for the sale and delivery of the Shares to be sold by such Seller (the “Power of Attorney”) has the full and adequate right, power, capacity and authority to enter into, execute, deliver and perform the Power of Attorney.

(b)               This Agreement and the Power of Attorney, as applicable, have been duly authorized, executed and delivered by such Seller and constitute the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

(c)                Such Seller is the record and beneficial owner of the Shares to be sold by it in the Offering, and upon the Closing will transfer to the Purchasers, good and marketable title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, all such Shares, free and clear of any liens, claims, security interests, restrictions, options or other encumbrances of any kind. Such Seller has not granted any option of any sort with respect to such Shares or any right to acquire such Shares or any interest therein other than to the Purchasers under this Agreement.

(d)               The transfer of the Shares to be sold by such Seller in the Offering will not conflict with, result in a breach or violation of, or constitute a default under, (i) any law applicable to such Seller or, (ii) the limited partnership agreement, general partnership agreement or other organizational document, as applicable, of such Seller or (iii) the terms of any indenture or other agreement or instrument to which such Seller is a party or bound, or any judgment, order or decree applicable to such Seller of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Seller, except in the cases of (i) and (iii), for any such conflict, breach, violation or default that would not materially and adversely affect the sale of the Shares and the consummation of the transactions contemplated herein; provided that no warranty is made with respect to the antifraud provisions of federal and state securities laws other than as expressly set forth elsewhere herein.

(e)                No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Seller of the sale of the number of Shares to be sold by such Seller in the Offering.

(f)                Such Seller has not engaged any investment banker, broker, or finder in connection with the Offering, and no broker’s or similar fee is payable by such Seller or any of its affiliates in connection with the transfer of the Shares owned by such Seller hereunder.

(g)                Upon payment for the Shares to be sold by such Seller pursuant to this Agreement, delivery of such Shares, as directed by the Purchasers, to Cede & Co. (“Cede”) or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities account of the Purchasers or their respective brokers (assuming that neither DTC nor the Purchasers or their respective brokers have notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) under Section 8-501 of the UCC, the Purchasers will acquire a valid security entitlement in respect of such Shares and (B) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be successfully asserted against the Purchaser with respect to such security entitlement; for purposes of this representation, such Seller may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the Purchasers on the records of DTC will have been made pursuant to the UCC.

(h)               Except for the express representations and warranties contained in this Agreement, neither the Purchasers, nor any of their respective affiliates, attorneys, accountants and financial and other advisors, has made any representations or warranties to such Seller.

5.                  Conditions Precedent to Obligations of the Sellers and Purchasers.

(a)                The obligations of the Purchasers are subject to the satisfaction of the conditions precedent that (i) the representations and warranties of the Sellers contained herein shall be true and correct as of the date hereof and the Settlement Date (including as if made both on the date hereof and on the Settlement Date) and (ii) the Sellers shall have complied with all of their covenants and agreements contained in this Agreement to be performed on or prior to the Settlement Date.

(b)               The obligations of the Sellers are subject to the satisfaction of the conditions precedent that (i) the representations and warranties of the Purchasers contained herein shall be true and correct as of the date hereof and the Settlement Date (including as if made both on the date hereof and on the Settlement Date) and (ii) the Purchasers shall have complied with all of their covenants and agreements contained in this Agreement to be performed on or prior to the Settlement Date.

6.                  Miscellaneous.

(a)                This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes any and all prior agreements related to the subject matter hereof. This Agreement is executed without reliance upon any promise, warranty or representation by any party or any representative of any party other than those expressly contained herein. The respective agreements, representations, warranties and other statements of the Purchasers and the Sellers, as set forth in this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchasers or the Sellers or any of their respective officers, directors or affiliates, and shall survive delivery of and payment for the Shares. This Agreement may not be assigned by any Seller without the written consent of the Purchasers and any such assignment without its written consent shall be void.

(b)               This Agreement may be amended only by written agreement between the parties hereto. This Agreement may be terminated in whole at any time prior to the Closing by mutual written consent of the Sellers and the Purchasers, or in part at any time with respect to a particular Purchaser prior to the Closing by mutual written consent of the Sellers and the relevant Purchaser.

(c)                Each party agrees to execute any additional documents and to take any further action as may be necessary or desirable in order to implement the transactions contemplated by this Agreement.

(d)               This Agreement shall be governed by and construed under the domestic, substantive laws of the State of New York (without giving effect to any conflict of law or other aspect of New York law that might result in the application of any law other than that of the State of New York).

(e)                This Agreement may be executed in one or more counterparts, each of which constitutes an original and is admissible in evidence, and all of which constitute one and the same agreement.

(f)                Each party shall bear its own expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby.

(g)                The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Sellers acknowledge that each of the Purchasers has been provided with the same Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. It is expressly understood and agreed that each provision contained in this Agreement is between the Sellers and a Purchaser, solely, and not between the Sellers and the Purchasers collectively and not between and among the Purchasers.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

AXA Mid Cap Value Managed Volatility Portfolio
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Bechtel NR Program Defined Contribution Master Trust
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Blue Cross and Blue Shield of Alabama
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Blue Cross and Blue Shield of Alabama Retirement Plan
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Brighthouse/Wellington Balanced Portfolio
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Brighthouse/Wellington Large Cap Research Portfolio
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Canadian Pacific Railway Company Pension Plan
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Catholic Health East - Consolidated Master Retirement Trust
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

SBG GRAT No. 2
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Sarah Belk Gambrell Restated 1999 Revocable Trust
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Deaconess Health System, Inc.
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Derbyshire County Council
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

GCIU - Employer Retirement Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Global Atlantic Wellington Research Managed Risk Portfolio
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

GlobalAccess US Small & Mid Cap Equity Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Hallmark Cards, Incorporated Master Trust
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Hartford MidCap Value HLS Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

John Hancock Long/Short Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Lucent Technologies Inc. Master Pension Trust
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

LVIP Mid-Cap Value Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Mid Cap Value Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Mt. Whitney Securities, L.L.C.
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Prudential Retirement Mid Cap Value Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Public Employees’ Retirement System of Mississippi
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Segment A4 of the investment fund ERl-Bayernlnvest-Fonds 1
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Tennessee Valley Authority Retirement System
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

The Directors of the Chinese Young Men’s Christian Association of Hong Kong
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

The Global Voyager Fund Ltd.
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

The Hartford MidCap Value Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Trinity Health Corporation
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Trinity Health Pension Plan
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

US Research Equity Extended Master Fund (Cayman) L.P.
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Vanguard Windsor Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Vanguard Windsor U.S. Value Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

VGV Poolfonds US-SC I
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Voya Multi-Manager Mid Cap Value Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II Mid Cap Value Portfolio
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, SMID Cap Research Equity Portfolio
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust, Research Equity Portfolio
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Wellington Trust Company, National Association Multiple Common Trust Funds Trust SMID Cap Research Equity Portfolio
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Research Equity Portfolio
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Wellington US Research Equity Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:
Western Conference of Teamsters Pension Trust Fund
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Wolf Creek Investors (Bermuda) L.P.
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Purchasers:

Wolf Creek Partners, L.P.
By: Wellington Management Company LLP, as investment adviser

By: /s/ EMILY BABALAS
Name: Emily Babalas
Title: Managing Director & Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Sellers:

tpg vi wolverine, lp By: TPG Advisors VI-AIV, Inc., its general partner
By:	/s/ ADAM FLISS
Name: Adam Fliss
Title: Vice President

tpg vi wolverine co-invest, lp By: TPG Advisors VI-AIV, Inc., its general partner
By:	/s/ ADAM FLISS
Name: Adam Fliss
Title: Vice President

[Signature Page to Stock Purchase Agreement]

Schedule 1

Each Purchaser’s Name, DTC Account Details, Shares to be Purchased and each Purchaser’s Purchase Consideration

Purchaser	Number of Shares to be Purchased	Purchase Price for Shares
AXA Mid Cap Value Managed Volatility Portfolio	1,375	$139,012.50
Bechtel NR Program Defined Contribution Master Trust	375	$37,912.50
Blue Cross and Blue Shield of Alabama	2,210	$223,431.00
Blue Cross and Blue Shield of Alabama Retirement Plan	1,566	$158,322.60
Brighthouse/Wellington Balanced Portfolio (formerly, Metropolitan Series fund WMC Balanced Portfolio)	29,541	$2,986,595.10
Brighthouse/Wellington Large Cap Research Portfolio (formerly, Met Investors Series Trust WMC Large Cap Research Portfolio)	92,747	$9,376,721.70
Canadian Pacific Railway Company Pension Plan	3,452	$348,997.20
Catholic Health East - Consolidated Master Retirement Trust	394	$39,833.40
SBG GRAT No. 2	797	$80,576.70
Sarah Belk Gambrell Restated 1999 Revocable Trust	1,108	$112,018.80
Deaconess Health System, Inc.	2,656	$268,521.60
Derbyshire County Council	30,118	$3,044,929.80
GCIU - Employer Retirement Fund	1,280	$129,408.00
Global Atlantic Wellington Research Managed Risk Portfolio	11,181	$1,130,399.10
GlobalAccess US Small & Mid Cap Equity Fund	1,826	$184,608.60
Hallmark Cards, Incorporated Master Trust	119	$12,030.90
Hartford MidCap Value HLS Fund	1,660	$167,826.00
John Hancock Long/Short Fund	14,267	$1,442,393.70
Lucent Technologies Inc. Master Pension Trust	2,711	$274,082.10
LVIP Mid-Cap Value Fund	1,032	$104,335.20
Mid Cap Value Fund	1,659	$167,724.90
Mt. Whitney Securities, L.L.C.	1,373	$138,810.30
Prudential Retirement Mid Cap Value Fund	1,243	$125,667.30
Public Employees' Retirement System of Mississippi	2,218	$224,239.80

Segment A4 of the investment fund ERl-Bayernlnvest-Fonds 1	5,012	$506,713.20
Tennessee Valley Authority Retirement System	17,697	$1,789,166.70
The Directors of the Chinese Young Men's Christian Association of Hong Kong	3,342	$337,876.20
The Global Voyager Fund Ltd.	1,494	$151,043.40
The Hartford MidCap Value Fund	3,436	$347,379.60
Trinity Health Corporation	2,307	$233,237.70
Trinity Health Pension Plan	1,086	$109,794.60
US Research Equity Extended Master Fund (Cayman) L.P.	9,010	$910,911.00
Vanguard Windsor Fund	648,342	$65,547,376.20
Vanguard Windsor U.S. Value Fund	259	$26,184.90
VGV Poolfonds US-SC I	5,874	$593,861.40
Voya Multi-Manager Mid Cap Value Fund	267	$26,993.70
Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II Mid Cap Value Portfolio	859	$86,844.90
Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, SMID Cap Research Equity Portfolio	20,297	$2,052,026.70
Wellington Trust Company, National Association Multiple Collective Investment Funds Trust, Research Equity Portfolio	21,456	$2,169,201.60
Wellington Trust Company, National Association Multiple Common Trust Funds Trust SMID Cap Research Equity Portfolio	4,209	$425,529.90
Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Research Equity Portfolio	45,957	$4,646,252.70
Wellington US Research Equity Fund	125,896	$12,728,085.60
Western Conference of Teamsters Pension Trust Fund	8,190	$828,009.00
Wolf Creek Investors (Bermuda) L.P.	30,834	$3,117,317.40
Wolf Creek Partners, L.P.	37,268	$3,767,794.80
TOTAL	1,200,000	$121,320,000.00

Schedule 2

Seller	Shares	Purchase Consideration
TPG VI Wolverine, LP	559,848	$56,600,632.80
TPG VI Wolverine Co-Invest, LP	640,152	$64,719,367.20
TOTAL	1,200,000	$121,320,000.00